Rule 497(e)
                                               File Nos. 033-00500 and 811-04418

                         CALIFORNIA INVESTMENT TRUST II

                         Supplement dated August 5, 2002

                        To the Prospectus January 1, 2002


Stephen C. Rogers is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund. He joined CCM Partners in 1993 and serves as Chief Executive Officer of CCM Partners. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.